                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-22018
                                              -----------------------

            Nuveen Multi-Currency Short-Term Government Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: June 30, 2007
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                              Semi-Annual Report
                                                                   JUNE 30, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN
                                                     GLOBAL GOVERNMENT
                                                     ENHANCED INCOME
                                                     FUND
                                                     JGG

                                                     NUVEEN
                                                     MULTI-CURRENCY
                                                     SHORT-TERM
                                                     GOVERNMENT INCOME
                                                     FUND
                                                     JGT

               High Current Income and Gains from
                an Enhanced Global Debt Strategy

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
August 15, 2007

Portfolio Manager's COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JGG, JGT

These Funds are managed by Nuveen Asset Management (NAM), a wholly-owned subsidiary of Nuveen Investments. NAM's taxable fixed-income team has worked together since 2000, with senior professionals averaging over 17 years of investment experience. The team is led by Andrew Stenwall, who is responsible for developing and administering the Funds' portfolio strategies. Mr. Stenwall, who has 18 years of industry experience, has been a Managing Director of NAM since August 2004. Here Andy discusses the performance of the Funds.

WHAT STRATEGIES AND TACTICS DID YOU USE TO MANAGE THE FUNDS' ASSETS OVER THE SIX-MONTH PERIOD?

Since JGG's inception in late June 2006, we have used an integrated, three-part investment strategy: First, we invested substantially all of the Fund's assets directly or indirectly using derivatives in government debt securities from several different countries, each with a relatively steep government debt yield curve. Second, we sought to enhance the returns and reduce the risk of the Fund's portfolio through an option strategy that involved selling slightly out-of-the-money call options on individual or baskets of global government debt securities representing approximately 80% of the Fund's managed assets. Third, we bought the currencies of countries with relatively high interest rates and sold the currencies of countries with relatively low interest rates to enhance the Fund's return.

Since JGT's inception in late April 2007, we have managed the Fund in a manner designed to help it achieve its investment objectives. The Fund has invested directly in short-term international non-U.S. government securities, and indirectly in international non-U.S. government securities through the purchase of forward currency contracts and other derivative instruments relating to such short-term international government securities. The investments of the Fund are denominated in or otherwise provide exposure to multiple international non-U.S. currencies.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

HOW DID THE FUNDS PERFORM OVER THE SIX-MONTH PERIOD?

The performance of JGG and JGT (since inception), as well as the performance of comparative indices or benchmarks, are presented in the accompanying table.

Cumulative Total Returns on Net Asset Value
For the six months ended 6-30-07

JGG                                                             -0.10%
Citigroup-Hedged World Gov't Bond Index(1)
(Ex U.S. Hedge to U.S. Dollars)                                  0.20%

JGT                                                              3.77%
Citigroup Non-U.S. World Government Bond Index(2)                0.94%
Since Inception (4-25-07 through 6-30-07)


--------------------------------------------------------------------------------
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown.
For additional information, see the Individual Performance Overview for your Fund in this report.
Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares. For more information, please see the individual Performance Overview page for your Fund in this report.
--------------------------------------------------------------------------------

During the period JGG underperformed its benchmark while JGT outperformed its benchmark.

In JGG, amid a backdrop of weaker U.S. growth and stronger global growth, we invested the portfolio in non-U.S. government bonds in countries with steep yield curves and relatively high inflation adjusted yields that we believe offered the best total return opportunities. To further enhance the return of the Fund, we sold call options on our long government bond positions to capture premium and to shift potential return from a drop in global interest rates to the current market environment. We further enhanced the return of the portfolio by adding non-U.S. dollar currency exposure in those countries that we believe are most likely to appreciate verses the U.S. dollar and other currencies.

The Fund benefited from long positions in higher yielding emerging market currencies such as Turkey and Brazil, as well as from shorting currencies in lower yielding countries such as Switzerland and Japan. Although the portfolio had some exposure, our defensive position in the British pound helped stem overall portfolio volatility. European currencies performed well on the back of a strong economic picture in Europe, the UK and Scandinavia with central banks normalizing the rate difference with the Fed Funds rate. Our long positions in Norwegian krona and Hungarian forint also fared well.

--------------------------------------------------------------------------------
1 Citigroup World Gov't Bond Index is an unmanaged market-capitalization weighted Index that tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
2 The Citigroup Non-U.S. Dollar World Government Bond Index is a market-weighted index designed to reflect the performance of the international developed-government fixed income markets 20 countries as of January 1999.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

By late February, a sudden sharp correction in the local Chinese stock markets spilled over to global equity markets creating significant volatility in the value of many currencies. Helped by our proprietary risk models, we closed out our positions and repatriated all funds back to U.S. LIBOR until the markets calmed. As volatility started to normalize and risk aversion indices eased, the Funds were fully reinvested in various currencies. Our long positions in Brazilian real, Turkish lira, Hungarian forint and New Zealand kiwi outperformed strongly.

JGG's performance was constrained by its mechanical strategy; as rates rose globally, the Fund's call options moved out of the money, which increased the Fund's duration thereby increasing volatility. The premiums we received from our long positions were not high enough to offset rising yields on some of our swaps. Also dampening performance over the period was our long position in Swedish Krona as interest hike expectations heightened in that country, which depressed the value of our positions.

JGT was launched in the second quarter of 2007 amid a strong rally in the U.S. dollar (USD). Although the USD correction coincided with JGT's inception, the portfolio's diversification in emerging market currencies such as Turkey and Brazil benefited the portfolio's performance. The USD appreciation also helped the carry strategy as low yielding currencies such as the Swiss franc and Japanese yen depreciated against high yielding currencies such as the New Zealand dollar and South African rand. We were positioned well in high and low yielding and emerging markets currencies to benefit from the USD appreciation except for our position in Swedish krona as interest hike expectations heightened in that country.

Risk aversion and momentum started to change by early June as Bear Stearns revealed significant losses in its hedge funds. The U.S. dollar reversed course and sold off against all major currencies and against emerging markets currencies as U.S. Treasury yields moved down as a 'flight to quality' reaction. As the Fund is set up to take advantage of a decline in the dollar, the dollar appreciation was a constraint to Fund performance in mid-June.

After the semi-annual period-end, and particularly in August, concerns about the impact of defaults of U.S. sub-prime mortgages led in several stages to a world-wide "credit crunch", in which investors globally sold lower-quality investments and bought higher quality ones. Among the moves was a flight to investments denominated in U.S. dollars, generally regarded as a haven in times of market stress, which generally caused investments denominated in currencies other than U.S. dollars to decline in value in U.S. dollar terms. The portfolio management team regularly monitors each Fund's portfolio and will adjust its exposure to investments denominated in non-U.S. currencies (which often will effectively well exceed 100% of net assets) in accordance with a proprietary risk reduction methodology intended to reduce or eliminate exposure to non-U.S. currency risk when it appears, in the opinion of the portfolio management team, that market conditions or trends will cause the value of such non-U.S. dollar investments to decline significantly in U.S. dollar terms. There is no assurance that this "stop-loss" program will insulate the Funds from loss from declining non-U.S. dollar currencies.

Distribution and Share Price
                                                                     INFORMATION

We are providing you with information regarding your Fund's distributions. This information is as of June 30, 2007, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes. On March 1, 2007, Nuveen Investments announced that JGG would be moving from a monthly to a quarterly distribution schedule. JGG's last monthly distribution was paid on April 2, 2007, and its first quarterly distribution was paid on July 2, 2007. JGT declared its initial quarterly distribution of $0.4510 on June 1, 2007.

Each Fund has a managed distribution policy. The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

- Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

- Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

- Each distribution is expected to be paid from some or all of the following sources:

  - net investment income (regular interest and dividends),

  - realized capital gains, and

  - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)

- A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

- Because distribution source estimates are updated during the year, based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), these estimates may differ from both the tax information reported to you in your

  Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2007. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet the Fund's distributions. Information regarding such distributions in the future will likely vary based on each Fund's investment activities and portfolio investment value changes at that time.

---------------------------------------------------------------------------------------
As of 6/30/2007                                                          JGG       JGT*
---------------------------------------------------------------------------------------
 Inception date                                                      6/27/06    4/25/07
 Six months ended 6/30/07:
   Per share distribution:
   From net investment income                                          $0.36      $0.12
   From realized capital gains                                            --         --
   From return of capital                                               0.45       0.36
                                                                     -------    -------
 Total per share distribution                                          $0.81      $0.48
                                                                     =======    =======
 Distribution rate on NAV                                              4.87%      6.76%
 Cumulative six-month total return on NAV                             (.10)%      3.77%
 Annualized one-year total return on NAV                               5.67%        N/A
 Annualized since inception total return on NAV                        5.39%        N/A
 *For the period 4/25/07 (commencement of operations) through
   6/30/07
---------------------------------------------------------------------------------------

At the end of the reporting period, the Funds' share prices were trading relative to their NAVs as shown in the accompanying table.

--------------------------------------------------------------------------------------------------------
                                                               6/30/07            Average 6-Month Period
                                                      Discount/Premium                  Discount/Premium
--------------------------------------------------------------------------------------------------------
 JGG                                                             0.16%                             2.79%
 JGT                                                            -0.36%                             3.30%
--------------------------------------------------------------------------------------------------------

       JGG                             Nuveen Global
       PERFORMANCE                     Government Enhanced
       OVERVIEW                        Income Fund
                                              as of 6-30-07

2006-2007 DISTRIBUTIONS PER SHARE(2)
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jul                                                                              0.135
Sep                                                                              0.135
Oct                                                                              0.135
Nov                                                                              0.135
Dec                                                                              0.135
Jan                                                                              0.135
Feb                                                                              0.135
Mar                                                                              0.135
Jun                                                                              0.405

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

7/01/06                                                                         20.010
                                                                                20.000
                                                                                20.000
                                                                                19.750
                                                                                19.350
                                                                                19.550
                                                                                19.150
                                                                                19.040
                                                                                19.150
                                                                                19.500
                                                                                19.500
                                                                                19.290
                                                                                19.510
                                                                                19.270
                                                                                19.660
                                                                                19.790
                                                                                19.490
                                                                                19.500
                                                                                19.440
                                                                                19.360
                                                                                19.080
                                                                                19.250
                                                                                20.170
                                                                                20.030
                                                                                19.970
                                                                                20.100
                                                                                20.380
                                                                                20.210
                                                                                19.550
                                                                                19.360
                                                                                19.640
                                                                                20.000
                                                                                19.830
                                                                                19.380
                                                                                19.450
                                                                                19.480
                                                                                19.800
                                                                                19.850
                                                                                19.850
                                                                                20.090
                                                                                20.070
                                                                                19.850
                                                                                19.770
                                                                                19.840
                                                                                19.900
                                                                                20.140
                                                                                19.920
                                                                                20.010
                                                                                20.250
                                                                                19.620
                                                                                19.115
                                                                                18.860
6/30/07                                                                         18.670


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $18.67
-------------------------------------------------------------------------------------
Net Asset Value                                                                $18.64
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                       0.16%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    8.68%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $173,501
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 6/27/06)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
6-Month (Cumulative)                                              -4.51%       -0.10%

-------------------------------------------------------------------------------------
1-Year                                                             0.77%        5.67%

-------------------------------------------------------------------------------------
Since
Inception                                                          0.81%        5.39%

-------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)

-------------------------------------------------------------------------------------
Sovereign Debt                                                                  23.8%
-------------------------------------------------------------------------------------
Short-Term Investments(3)                                                       76.2%
-------------------------------------------------------------------------------------


SOVEREIGN DEBT
COUNTRY CONCENTRATION
(as a % of total investments)(4)

-------------------------------------------------------------------------------------
Sweden                                                                          10.2%
-------------------------------------------------------------------------------------
Germany                                                                          8.2%
-------------------------------------------------------------------------------------
Turkey                                                                           5.4%
-------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized distribution divided by the Fund's current market price. The Fund's distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Effective March 1, 2007, the Fund changed from a monthly distribution to a quarterly distribution schedule. The Fund's last monthly distribution was declared March 1, 2007, and paid on April 2, 2007. The Fund's first quarterly distribution was declared June 1, 2007, and paid on July 2, 2007.

3 Substantially all of the Fund's short-term investments are used as collateral for derivative transactions.

4 Excluding derivative transactions.

       JGT                             Nuveen Multi-Currency
       PERFORMANCE                     Short-Term Government
       OVERVIEW                        Income Fund
                                              as of 6-30-07

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)
     (PORTFOLIO ALLOCATION PIE CHART)

AAA                                                 55.5
BBB                                                 15.4
BB or Lower                                          2.2
N/R                                                 26.5

2007 DISTRIBUTIONS PER SHARE
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jun                                                                              0.451

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

4/27/07                                                                          20.00
                                                                                 20.20
                                                                                 20.30
                                                                                 20.03
                                                                                 20.00
                                                                                 20.00
                                                                                 20.02
                                                                                 19.18
                                                                                 19.25
6/30/07                                                                          19.30


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $19.30
-------------------------------------------------------------------------------------
Net Asset Value                                                                $19.37
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -0.36%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    9.35%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $858,230
-------------------------------------------------------------------------------------


CUMULATIVE TOTAL RETURN
(Inception 4/25/07)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
Since
Inception                                                         -1.25%        3.77%

-------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)

-------------------------------------------------------------------------------------
Sovereign Debt                                                                  46.7%
-------------------------------------------------------------------------------------
Asset-Backed Securities                                                         15.3%
-------------------------------------------------------------------------------------
Put Options                                                                      0.4%
-------------------------------------------------------------------------------------
Short-Term Investments                                                          37.6%
-------------------------------------------------------------------------------------


SOVEREIGN DEBT
COUNTRY CONCENTRATION
(as a % of total investments)(3)

-------------------------------------------------------------------------------------
United Kingdom                                                                  10.2%
-------------------------------------------------------------------------------------
Turkey                                                                          16.3%
-------------------------------------------------------------------------------------
Hungary                                                                         12.8%
-------------------------------------------------------------------------------------
Mexico                                                                           3.5%
-------------------------------------------------------------------------------------
Norway                                                                           2.6%
-------------------------------------------------------------------------------------
Columbia                                                                         1.3%
-------------------------------------------------------------------------------------




1 Current Distribution Rate is based on the Fund's current annualized distribution divided by the Fund's current market price. The Fund's distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Excluding put options and derivative transactions.

3 Excluding derivative transactions.

                      SHAREHOLDER MEETING REPORT
                      The shareholder meeting was held in the offices of Nuveen
                      Investments on April 4, 2007.

-----------------------------------------------------------------------
   APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
                                                                 Common
                                                                 Shares
-----------------------------------------------------------------------
Robert P. Brenner
    For                                                       8,470,554
    Withhold                                                     48,527
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------
Lawrence H. Brown(1)
    For                                                       8,468,754
    Withhold                                                     50,327
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------
Jack B. Evans
    For                                                       8,470,554
    Withhold                                                     48,527
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------
William C. Hunter
    For                                                       8,470,554
    Withhold                                                     48,527
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------
David J. Kundert
    For                                                       8,470,054
    Withhold                                                     49,027
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------
William J. Schneider
    For                                                       8,470,554
    Withhold                                                     48,527
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------
Timothy R. Schwertfeger
    For                                                       8,470,554
    Withhold                                                     48,527
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------
Judith M. Stockdale
    For                                                       8,470,554
    Withhold                                                     48,527
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------
Carole E. Stone
    For                                                       8,470,054
    Withhold                                                     49,027
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------
Eugene S. Sunshine(2)
    For                                                       8,470,554
    Withhold                                                     48,527
-----------------------------------------------------------------------
   Total                                                      8,519,081
-----------------------------------------------------------------------

(1) Mr. Lawrence H. Brown retired from the Board of Trustees on July 1, 2007.

(2) Mr. Eugene S. Sunshine resigned from the Board of Trustees on July 31, 2007.

         JGG
          Nuveen Global Government Enhanced Income Fund
          Portfolio of INVESTMENTS
                                               as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)      DESCRIPTION                                               COUPON      MATURITY     RATINGS (1)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  SOVEREIGN DEBT - 23.8% (2)
                  GERMANY - 8.2%
     11,000EUR    Deutschland Republic                                       4.000%      7/04/16             AAA     $   14,291,128
-----------------------------------------------------------------------------------------------------------------------------------
                  SWEDEN - 10.2%
    135,000SEK    Republic of Sweden                                         3.000%      7/12/16             AAA         17,616,797
-----------------------------------------------------------------------------------------------------------------------------------
                  TURKEY - 5.4%
      7,100TRY    Republic of Turkey, Government Bond                       14.000%      1/19/11             Ba3          5,350,019
      5,000TRY    Republic of Turkey, Government Bond                       16.000%      3/07/12            Baa3          3,961,905
-----------------------------------------------------------------------------------------------------------------------------------
     12,100       Total Turkey                                                                                            9,311,924
-----------------------------------------------------------------------------------------------------------------------------------
                  TOTAL SOVEREIGN DEBT (COST $40,044,137)                                                                41,219,849
                  =================================================================================================================

   PRINCIPAL
AMOUNT (000)      DESCRIPTION                                               COUPON      MATURITY     RATINGS (1)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 76.1%
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 75.8%
 $   59,274       Federal National Mortgage Association                      0.000%      7/11/07             Aaa     $   59,189,699
     25,500       Federal National Mortgage Association                      0.000%      7/25/07             Aaa         25,413,045
      6,000       Federal Home Loan Banks, Discount Notes (3)                0.000%      7/27/07             Aaa          5,977,857
      5,650       Federal Home Loan Banks, Discount Notes                    0.000%      8/17/07             Aaa          5,612,034
      8,900       Federal National Mortgage Association                      0.000%      8/31/07             Aaa          8,823,089
     16,035       Federal Home Loan Mortgage Corporation, Discount Notes     0.000%      9/06/07             Aaa         15,882,652
     10,670       Federal Home Loan Mortgage Corporation, Discount Notes     0.000%      9/07/07             Aaa         10,567,111
-----------------------------------------------------------------------------------------------------------------------------------
    132,029       Total U.S. Government and Agency Obligations (cost $131,465,487)                                      131,465,487
-----------------------------------------------------------------------------------------------------------------------------------
                  REPURCHASE AGREEMENTS - 0.3%
        557       Repurchase Agreement with Fixed Income Clearing            4.000%      7/02/07              NA            557,107
                   Corporation, dated 6/29/07, repurchase price
                   $555,293, collateralized by $465,000 U.S.
                   Treasury Bonds, 7.250%, due 8/15/22, value
                   $570,788
-----------------------------------------------------------------------------------------------------------------------------------
 $  132,586       TOTAL SHORT-TERM INVESTMENTS (COST $132,022,594)                                                      132,022,594
===================================================================================================================================

                                                            PUT          CALL
                                                       NOTIONAL      NOTIONAL      EXPIRATION        STRIKE
             TYPE                                    AMOUNT (4)        AMOUNT            DATE         PRICE          VALUE
             -------------------------------------------------------------------------------------------------------------
             PUT OPTIONS - 0.0%
             Morgan Stanley Currency Options          9,634,500     9,000,000         9/05/07    $   1.0705     $   51,714
                                                            CAD           USD
             -------------------------------------------------------------------------------------------------------------
             TOTAL PUT OPTIONS (COST $69,840)                                                                       51,714
             =============================================================================================================

                                                                                   PAY/RECEIVE
                                                                                      FLOATING EXERCISE EXPIRATION        NOTIONAL
DESCRIPTION                          COUNTER PARTY             FLOATING RATE INDEX        RATE     RATE       DATE          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                                     PUT SWAPTIONS - (0.0%)
OTC - 10-Year Interest Rate Swap     Bank of America               28-Day MXN TIIE     Receive    9.420%    8/29/07 200,000,000 MXN
OTC - 10-Year Interest Rate Swap     Citibank                        6-Month NIBOR     Receive    6.700%    9/07/07 109,000,000 NOK
OTC - 10-Year Interest Rate Swap     Citibank                        6-Month CIBOR     Receive    5.935%    9/07/07  98,000,000 DKK
OTC - 10-Year Interest Rate Swap     Citibank                       3-Month STIBOR     Receive    5.860%    9/07/07 123,000,000 SEK
OTC - 10-Year Interest Rate Swap     Goldman Sachs                   6-Month WIBOR     Receive    6.470%    9/07/07  51,000,000 PLN
OTC - 10-Year Interest Rate Swap     Goldman Sachs                  6-Month PRIBOR     Receive    5.410%    9/07/07 380,000,000 CZK
OTC - 10-Year Interest Rate Swap     Merrill Lynch             3-Month CAD-BA-CDOR     Receive    6.080%    9/07/07  20,000,000 CAD
OTC - 10-Year Interest Rate Swap     Merrill Lynch                 6-Month EURIBOR     Receive    5.788%    9/07/07  11,000,000 EUR
-----------------------------------------------------------------------------------------------------------------------------------


DESCRIPTION                                  PREMIUM             VALUE
---------------------------------      -------------------------------
OTC - 10-Year Interest Rate Swap          20,000 MXN       $       386
OTC - 10-Year Interest Rate Swap          10,900 NOK               485
OTC - 10-Year Interest Rate Swap           9,800 DKK               316
OTC - 10-Year Interest Rate Swap          12,300 SEK             1,299
OTC - 10-Year Interest Rate Swap           5,387 USD             3,233
OTC - 10-Year Interest Rate Swap           3,605 USD               665
OTC - 10-Year Interest Rate Swap             708 USD                97
OTC - 10-Year Interest Rate Swap           1,482 USD                73
-------------------------

                TOTAL PUT SWAPTIONS (COST $18,323)                                                                          6,554
                =================================================================================================================
                TOTAL INVESTMENTS (COST $172,154,894) - 99.9%                                                         173,300,711
                =================================================================================================================

                                                                                 PAY/RECEIVE
                                                                   FLOATING RATE    FLOATING EXERCISE EXPIRATION           NOTIONAL
DESCRIPTION                         COUNTER PARTY                          INDEX        RATE     RATE       DATE             AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
                                   CALL SWAPTIONS WRITTEN - (0.4%)
OTC - 10-Year Interest Rate Swap   Citibank                       3-Month STIBOR     Receive    5.028%    7/23/07 (123,000,000) SEK
OTC - 10-Year Interest Rate Swap   JPMorgan                      28-Day MXN TIIE     Receive    7.930%    7/17/07 (200,000,000) MXN
OTC - 10-Year Interest Rate Swap   Merrill Lynch                 6-Month EURIBOR     Receive    4.858%    7/23/07  (11,000,000) EUR
OTC - 10-Year Interest Rate Swap   Merrill Lynch             3-Month CAD BA-CDOR     Receive    5.140%    7/25/07  (20,500,000) CAD
OTC - 10-Year Interest Rate Swap   Merrill Lynch                   6-Month WIBOR     Receive    5.635%    7/25/07  (51,000,000) PLN
OTC - 10-Year Interest Rate Swap   Goldman Sachs                   6-Month NIBOR     Receive    5.740%    7/23/07 (109,000,000) NOK
OTC - 10-Year Interest Rate Swap   Goldman Sachs                  6-Month PRIBOR     Receive    4.540%    7/25/07 (390,000,000) CZK
OTC - 10-Year Interest Rate Swap   Lehman Brothers                 3-Month CIBOR     Receive    5.035%    7/23/07  (98,000,000) DKK
-----------------------------------------------------------------------------------------------------------------------------------


DESCRIPTION                                         PREMIUM             VALUE
-----------------------------------------------------------------------------
OTC - 10-Year Interest Rate Swap              (618,075) SEK       $  (117,809)
OTC - 10-Year Interest Rate Swap            (1,140,000) MXN           (50,325)
OTC - 10-Year Interest Rate Swap               (43,450) EUR           (77,745)
OTC - 10-Year Interest Rate Swap               (73,800) CAD          (109,487)
OTC - 10-Year Interest Rate Swap              (173,400) PLN           (48,569)
OTC - 10-Year Interest Rate Swap              (392,400) NOK           (92,976)
OTC - 10-Year Interest Rate Swap              (826,800) CZK           (52,858)
OTC - 10-Year Interest Rate Swap              (372,400) DKK          (106,436)
-------------------------

                TOTAL CALL SWAPTIONS WRITTEN (PREMIUMS RECEIVED $571,847)                                                (656,205)
                =================================================================================================================
                OTHER ASSETS LESS LIABILITIES - 0.5%                                                                      856,049
                =================================================================================================================
                NET ASSETS - 100%                                                                                     173,500,555
                =================================================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OUTSTANDING AT JUNE 30, 2007:

                                                                                                       UNREALIZED
   CURRENCY                                                                                          APPRECIATION
   CONTRACTS TO                AMOUNT       IN EXCHANGE                AMOUNT      SETTLEMENT      (DEPRECIATION)
   DELIVER           (LOCAL CURRENCY)      FOR CURRENCY      (LOCAL CURRENCY)            DATE      (U.S. DOLLARS)
   --------------------------------------------------------------------------------------------------------------
   Brazilian
    Real                    9,405,000      U.S. Dollar              4,809,974         8/14/07      $     (37,150)
   Czech Koruna               826,000      U.S. Dollar                 38,710         7/02/07               (170)
   Danish Krone               372,000      U.S. Dollar                 67,299         7/02/07               (361)
   Euro                        43,000      U.S. Dollar                 57,895         7/02/07               (307)
   Euro                    11,297,300      U.S. Dollar             15,287,506         8/20/07            (29,349)
   Hungarian
    Forint                839,857,500      U.S. Dollar              4,543,761         9/14/07            (35,949)
                                           New Zealand
   Japanese Yen         1,458,466,400           Dollar             15,800,000         7/31/07           (260,515)
   Japanese Yen           530,550,000      U.S. Dollar              4,342,812         9/25/07            (14,316)
   Mexican Peso            49,500,000      U.S. Dollar              4,537,288         9/25/07            (21,776)
   New Zealand
    Dollar                  6,100,000      U.S. Dollar              4,680,103         7/19/07            (15,427)
   New Zealand
    Dollar                 15,800,000      Japanese Yen         1,458,466,400         7/31/07              2,899
   Norwegian
    Krone                     390,000      U.S. Dollar                 66,054         7/02/07                (85)
   Polish Zloty               173,000      U.S. Dollar                 61,825         7/02/07               (259)
   South
    African
    Rand                   33,039,000      U.S. Dollar              4,559,060         9/14/07            (70,516)
   Swedish
    Krona                     618,000      U.S. Dollar                 90,065         7/02/07               (305)
   Swedish
    Krona                 130,000,000      U.S. Dollar             19,100,569         8/20/07             44,941
   Swedish
    Krona                  32,000,000      U.S. Dollar              4,594,387         9/14/07           (101,552)
   Swiss Franc              5,512,500      U.S. Dollar              4,481,634         9/14/07            (56,757)
   Turkish Lira             1,695,000      U.S. Dollar              1,270,043         7/24/07            (10,224)
   Turkish Lira             5,005,000      U.S. Dollar              3,680,418         7/24/07            (99,958)
   Turkish Lira             5,400,000      U.S. Dollar              4,040,102         7/24/07            (38,625)
                                           New Zealand
   U.S. Dollar              4,514,366           Dollar              6,100,000         7/19/07            181,164
                                             Brazilian
   U.S. Dollar              4,584,450             Real              9,405,000         8/14/07            262,674
   U.S. Dollar              4,515,593      Swiss Franc              5,512,500         9/14/07             22,799
                                             Hungarian
   U.S. Dollar              4,406,388           Forint            839,857,500         9/14/07            173,322
                                               Swedish
   U.S. Dollar              4,668,670            Krona             32,000,000         9/14/07             27,270
                                                 South
                                               African
   U.S. Dollar              4,523,226             Rand             33,039,000         9/14/07            106,350
   U.S. Dollar              4,347,381      Japanese Yen           530,550,000         9/25/07              9,747
   U.S. Dollar              4,539,618      Mexican Peso            49,500,000         9/25/07             19,445
   --------------------------------------------------------------------------------------------------------------
                                                                                                   $      57,010
   ==============================================================================================================

         JGG
        Nuveen Global Government Enhanced Income Fund (continued)
        Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

INTEREST RATE SWAPS OUTSTANDING AT JUNE 30, 2007:

                                                                                                                          UNREALIZED
                                                         FUND                                  FIXED RATE               APPRECIATION
                                       NOTIONAL   PAY/RECEIVE       FLOATING RATE   FIXED RATE    PAYMENT TERMINATION (DEPRECIATION)
 COUNTERPARTY                            AMOUNT FLOATING RATE               INDEX (ANNUALIZED)  FREQUENCY        DATE (U.S. DOLLARS)
 -----------------------------------------------------------------------------------------------------------------------------------
 Goldman Sachs                  110,000,000 NOK           Pay   6-Month NOK LIBOR       4.810%     Annual     7/10/16  $   (701,559)
 Goldman Sachs                  196,000,000 MXN           Pay     28-Day MXN TIIE        9.150     28-Day     7/12/16      1,267,261
 JPMorgan                        56,000,000 PLN           Pay   6-Month PLN LIBOR        5.650     Annual     7/11/16        624,876
 Merrill Lynch                   19,500,000 CAD           Pay 3-Month CAD-BA-CDOR        4.353 Semiannual    11/21/16    (1,033,023)
 Morgan Stanley               2,000,000,000 JPY           Pay   6-Month JPY LIBOR        2.194 Semiannual     7/10/16        373,625
 Morgan Stanley                 395,000,000 CZK           Pay   6-Month CZK LIBOR        4.060     Annual     7/11/16      (151,296)
 Morgan Stanley                 103,000,000 DKK           Pay   6-Month DKK LIBOR        4.458     Annual     7/07/16      (269,771)
 Morgan Stanley                  40,000,000 ILS           Pay  3-Month ILS-TELBOR        5.160     Annual     4/19/17      (303,442)
 Morgan Stanley                  40,000,000 ILS           Pay  3-Month ILS-TELBOR        5.410     Annual     6/18/17      (128,577)
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       $   (321,906)
 -----------------------------------------------------------------------------------------------------------------------------------

        (1)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (2)      Additional Sovereign Debt exposure is obtained from the Interest Rate Swap transactions.
        (3)      Portion of the investment, with an aggregate market value of $1,703,689, has been pledged to collateralize the net payment obligations under interest rate swap contracts.
        (4)      Put Notional Amount is calculated by multiplying the Call Notional Amount by Strike Price.
        CAD      Canadian Dollar
        CZK      Czech Koruna
        DKK      Danish Krone
        EUR      Euro
        ILS      Israeli Shekel
        JPY      Japanese Yen
        MXN      Mexican Peso
        NOK      Norwegian Krone
        PLN      Polish Zloty
        SEK      Swedish Krona
        TRY      New Turkish Lira
        USD      U.S. Dollar
    BA-CDOR      Bankers Acceptances Offered Rate
      CIBOR      Copenhagen Inter-Bank Offered Rate
    EURIBOR      Europe Inter-Bank Offered Rate
      LIBOR      London Inter-Bank Offered Rate
      NIBOR      Norwegian Inter-Bank Offered Rate
     PRIBOR      Prague Inter-Bank Offered Rate
     STIBOR      Stockholm Inter-Bank Offered Rate
     TELBOR      Tel Aviv Inter-Bank Offered Rate
       TIIE      Mexican Peso-Inter-Bank Equilibrium Interest Rate
      WIBOR      Warsaw Inter-Bank Offered Rate
         NA      Not applicable

                                 See accompanying notes to financial statements.

         JGT
          Nuveen Multi-Currency Short-Term Government Income Fund
          Portfolio of INVESTMENTS
                                               as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                                COUPON  MATURITY RATINGS (1)        VALUE
--------------------------------------------------------------------------------------------- -------------------------------------
             ASSET-BACKED SECURITIES - 15.0%
 $    5,000  Advanta Business Card Master Trust, Asset Backed Notes, Series 2001A         5.620%  10/20/10        AAA  $115,015,991
      2,750  Advanta Business Card Master Trust, Asset Backed Notes, Series 2005-A4       4.750%   1/20/11        AAA     2,740,993
      7,200  American Express Cresit Care Account Master Trust, 2005-3 Class A            5.320%   1/18/11        AAA     7,196,002
      1,500  Bank One Issuance Trust 02-A5                                                5.440%   6/15/10        AAA     1,501,556
      1,250  Bank One Issuance Trust 03-A6 A6                                             5.430%   2/15/11        AAA     1,252,324
      2,136  Capital Auto Receivable Asset Trust, Class A1B, Series 2006                  5.370%   1/20/09        AAA     2,137,178
      4,375  Capital One Master Trust, Series 1998-1, Class A                             6.310%   6/15/11        AAA     4,410,842
      4,000  Capital One Master Trust, Series 2001-1, Class A                             5.520%  12/15/10        AAA     4,009,534
      3,000  Chase Credit Card Master Trust, Class A, Series 2003-2                       5.430%   7/15/10        AAA     3,004,639
      1,897  Chase Issuance Trust 05-A1 CL A1                                             5.330%  12/15/10        AAA     1,898,627
        837  Chase Manhattan Auto Owners Trust Asset Backed                               3.870%   6/15/09        AAA       831,261
              Notes and Certificates, Series 2005A-A
      3,888  Chase Manhattan Auto Owners Trust Asset Backed                               4.840%   7/15/09        AAA     3,882,456
              Notes and Certificates, Series 2005B-A3
      5,000  Citibank Creditcard Issuance Trust, Series 2001-A1                           5.530%    2/7/10        AAA     5,008,711
      1,800  Citibank Creditcard Issuance Trust, Series 2004-A4                           3.200%   8/24/09        AAA     1,796,153
      7,000  Discover Card Master Trust I, Class A, Series 2001-1                         5.540%   1/15/08        AAA     7,013,523
     50,000  Federal Farm Credit Banks, Consolidated Systemwide Notes                     0.000%   9/26/07        AAA    49,393,800
      3,205  Ford Credit Auto Owner Trust, Asset Backed                                   5.290%  12/15/09        AAA     3,205,591
              Notes, Class A2A, Series 2006C
      5,600  General Electric Credit Card Master Trust, Series 2004-2A                    5.360%   9/15/10        AAA     5,603,993
      4,000  Harley-Davidson Motorcycle Trust, Series 2007-2A2                            5.260%  12/15/10        AAA     4,000,553
      1,600  Honda Auto Receivables Owner Trust, Class A2, Series 2006-3                  5.250%   3/15/09        AAA     1,600,477
      1,165  Honda Auto Receivables Owner Trust, Class A3, Series 2005-5                  4.610%   8/17/09        AAA     1,161,352
      3,335  Household Affinity Credit Card Trust, Asset  Backed Notes, Series 2003-1A    5.440%   2/15/10        AAA     3,340,009
      2,000  MBNA Credit Card Master Note Trust, Class A, Series 1998E                    5.500%   9/15/10        AAA     2,003,803
      2,000  MBNA Credit Card Master Note Trust, Class A1, Series 2002                    5.450%   5/17/10        AAA     2,002,645
      1,310  MBNA Credit Card Master Note Trust, Class A3, Series 2003                    5.440%   8/16/10        AAA     1,312,119
      1,729  Nissan Auto Receivables Owner Trust, Class A3, Series 2005C                  4.190%   7/15/09        AAA     1,719,689
      2,010  Triad Auto Receivable Owner Trust, Class A3, Series 2005A                    4.050%   3/12/10        AAA     2,001,301
-----------------------------------------------------------------------------------------------------------------------------------
 $  129,587  TOTAL ASSET-BACKED SECURITIES (COST $128,999,412)                                                          129,045,122
===================================================================================================================================

 PRINCIPAL
    AMOUNT
     (000)     DESCRIPTION                                         COUPON          MATURITY     RATINGS (1)              VALUE
------------------------------------------------------------------------------------------------------------------------------
               SOVEREIGN DEBT - 45.9%
               COLOMBIA - 1.2%
20,000,000  COP Republic of Colombia                              11.750%           3/01/10              BB     $   10,733,297
------------------------------------------------------------------------------------------------------------------------------
               HUNGARY - 12.6%
 9,000,000  HUF Republic of Hungary, Treasury Bill                 0.000%           8/08/07              NA         48,934,283
11,000,000  HUF Republic of Hungary, Treasury Bill                 0.000%          10/24/07              NA         58,880,369
------------------------------------------------------------------------------------------------------------------------------
$20,000,000    Total Hungary                                                                                       107,814,652
------------------------------------------------------------------------------------------------------------------------------
               MEXICO - 3.4%
   110,000  MXN Mexican Treasury Bills                             0.000%          11/22/07              NA          9,877,877
   110,000  MXN Mexican Treasury Bills                             0.000%           1/17/08              NA          9,765,912
   110,000  MXN Mexican Treasury Bills                             0.000%           3/13/08              NA          9,656,864
------------------------------------------------------------------------------------------------------------------------------
   330,000     Total Mexico                                                                                         29,300,653
------------------------------------------------------------------------------------------------------------------------------
               NORWAY - 2.6%
   130,000  NOK Norwegian Government Bond                          5.500%           5/15/09             AAA         22,108,675
------------------------------------------------------------------------------------------------------------------------------
               TURKEY - 16.0%
    10,000  TRY Republic of Turkey, Government Bond               14.000%           1/19/11             Ba3          7,535,238
   164,000  TRY Republic of Turkey, Government Bond               16.000%           3/07/12            Baa3        129,950,476
------------------------------------------------------------------------------------------------------------------------------
   174,000     Total Turkey                                                                                        137,485,714
------------------------------------------------------------------------------------------------------------------------------
               UNITED KINGDOM - 10.1%
    43,800  GBP United Kingdom, Treasury Bill                      0.000%          10/22/07              NA         86,415,601
------------------------------------------------------------------------------------------------------------------------------
               TOTAL SOVEREIGN DEBT (COST $382,578,023)                                                            393,858,592
               ===============================================================================================================

         JGT
        Nuveen Multi-Currency Short-Term Government Income Fund (continued) Portfolio of INVESTMENTS as of 6-30-07 (Unaudited)

   PRINCIPAL
AMOUNT (000)      DESCRIPTION                                                        COUPON    MATURITY RATINGS (1)           VALUE
------------------------------------------------------------------------------------------- ---------------------- ----------------
                  SHORT-TERM INVESTMENTS - 37.0%
 $   14,800       Federal Home Loan Banks, Discount Notes                             0.000%    7/13/07        Aaa   $   14,774,593
      5,175       Federal Farm Credit Banks, Consolidated Systemwide Notes            0.000%    7/18/07        Aaa        5,162,586
     35,000       Federal Home Loan Mortgage Corporation, Discount Notes              0.000%    7/23/07        Aaa       34,890,596
     46,800       Federal Home Loan Banks, Discount Notes                             0.000%    7/25/07        Aaa       46,639,788
    107,163       Federal Home Loan Banks, Discount Notes                             0.000%    7/27/07        Aaa      106,767,122
     35,000       Federal National Mortgage Association                               0.000%    8/08/07        Aaa       34,811,399
     50,000       Federal Farm Credit Banks, Consolidated Systemwide Notes            0.000%    8/24/07        Aaa       49,619,750
       ,000       Federal Home Loan Banks, Discount Notes                             0.000%    8/31/07        Aaa       24,783,111
-----------------------------------------------------------------------------------------------------------------------------------
 $  318,938       TOTAL SHORT-TERM INVESTMENTS (COST $317,448,945)                                                      317,448,945
===================================================================================================================================

                                                    PUT            CALL
                                               NOTIONAL        NOTIONAL      EXPIRATION        STRIKE
           TYPE                              AMOUNT (2)          AMOUNT            DATE         PRICE              VALUE
           -------------------------------------------------------------------------------------------------------------
           PUT OPTIONS - 0.4%
           Goldman Sachs Currency Options      200,000,00      24,400,000,00    9/26/07    $   122.000    $    1,275,200
                                             USD             JPY
           JPMorgan Chase Currency Options     200,000,00          244,200,     9/26/07         1.221            929,000
                                             USD             CHF
           UBS Currency Options                200,000,00      24,300,000,00    9/26/07       121.500          1,390,600
                                             USD             JPY
           -------------------------------------------------------------------------------------------------------------
           TOTAL PUT OPTIONS (COST $4,068,000)                                                                 3,594,800
           =============================================================================================================
           TOTAL INVESTMENTS (COST $833,094,380) - 98.3%                                                     843,947,459
           =============================================================================================================
           OTHER ASSETS LESS                                                                                  14,282,867
            LIABILITIES - 1.7%
           =============================================================================================================
           NET ASSETS - 100%                                                                              $  858,230,326
           =============================================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS OUTSTANDING AT JUNE 30, 2007:

                                                                                                           UNREALIZED
   CURRENCY                                                                                              APPRECIATION
   CONTRACTS TO                        AMOUNT        IN EXCHANGE FOR             AMOUNT   SETTLEMENT   (DEPRECIATION)
   DELIVER                   (LOCAL CURRENCY)               CURRENCY   (LOCAL CURRENCY)         DATE   (U.S. DOLLARS)
   ------------------------------------------------------------------------------------------------------------------
   Australian Dollar               60,000,000            U.S. Dollar         50,886,300      8/02/07   $       61,462
   Australian Dollar               30,000,000            U.S. Dollar         25,427,700      8/08/07           19,754
   Brazilian Real                 102,867,000            U.S. Dollar         52,708,735      8/03/07         (371,627)
   Brazilian Real                  30,735,000            U.S. Dollar         15,721,228      8/07/07         (131,256)
   Hungarian Forint             6,574,983,900            U.S. Dollar         35,648,169      8/08/07         (284,997)
   Hungarian Forint             2,425,016,100            U.S. Dollar         13,149,599      8/08/07         (103,438)
   Hungarian Forint             2,290,334,000            U.S. Dollar         12,395,762      9/07/07          (98,028)
   Hungarian Forint               955,850,000            U.S. Dollar          5,170,558      9/13/07          (41,934)
   Iceland Krona                  196,470,000            U.S. Dollar          3,094,844      8/07/07          (33,858)
   Iceland Krona                  650,770,000            U.S. Dollar         10,248,346      8/08/07         (112,418)
   Iceland Krona                  648,150,000            U.S. Dollar         10,204,676      8/09/07         (111,913)
   Iceland Krona                  450,870,000            U.S. Dollar          7,077,189      8/22/07          (77,093)
   Indian Rupe                  2,059,000,000            U.S. Dollar         50,000,000      7/30/07         (496,428)
   Indian Rupe                    823,400,000            U.S. Dollar         20,260,827      8/10/07           80,292
   Mexican Peso                   597,440,000            U.S. Dollar         54,867,891      9/06/07         (220,532)
   New Turkish Lira                64,000,000            U.S. Dollar         47,829,011      7/27/07         (459,285)
   New Turkish Lira                30,300,000            U.S. Dollar         22,567,470      7/27/07         (294,020)
   New Zealand Dollar              10,000,000            U.S. Dollar          7,646,140      8/03/07          (42,350)
   New Zealand Dollar              27,165,425            U.S. Dollar         20,830,720      8/03/07          (55,390)
   New Zealand Dollar              40,000,000            U.S. Dollar         30,652,800      8/03/07         (101,159)
   New Zealand Dollar              30,000,000            U.S. Dollar         22,993,500      8/09/07          (60,513)
   New Zealand Dollar               7,000,000            U.S. Dollar          5,346,600      9/13/07          (17,514)
   Norwegian Krone                130,380,200            U.S. Dollar         21,727,860      8/03/07         (396,020)
   South African Rand             449,233,920            U.S. Dollar         62,084,237      9/06/07         (945,142)
   U.S. Dollar                     60,000,000           Japanese Yen      7,318,410,000      7/31/07         (321,259)
   U.S. Dollar                     49,657,800      Australian Dollar         60,000,000      8/02/07        1,167,037
   U.S. Dollar                     32,935,880      Australian Dollar         40,000,000      8/02/07          947,345
   U.S. Dollar                     20,000,000     New Zealand Dollar         27,084,490      8/02/07          825,607
   U.S. Dollar                     10,000,000     New Zealand Dollar         13,541,328      8/02/07          412,099
   U.S. Dollar                     30,000,000         Brazilian Real         61,830,000      8/03/07        1,904,874
   U.S. Dollar                     20,000,000         Brazilian Real         41,037,000      8/03/07        1,175,487
   U.S. Dollar                     10,000,000        Norwegian Krone         59,261,000      8/03/07           55,846
   U.S. Dollar                     12,000,000        Norwegian Krone         71,119,200      8/03/07           68,034
   U.S. Dollar                     10,000,000     New Zealand Dollar         13,585,480      8/03/07          445,182
   U.S. Dollar                     10,000,000     New Zealand Dollar         13,579,645      8/03/07          440,927
   U.S. Dollar                     14,682,400     New Zealand Dollar         20,000,000      8/03/07          694,580
   U.S. Dollar                     14,670,400     New Zealand Dollar         20,000,000      8/03/07          706,580
   U.S. Dollar                      7,332,300     New Zealand Dollar         10,000,000      8/03/07          356,190

                                                                                                           UNREALIZED
   CURRENCY                                                                                              APPRECIATION
   CONTRACTS TO                        AMOUNT        IN EXCHANGE FOR             AMOUNT   SETTLEMENT   (DEPRECIATION)
   DELIVER                   (LOCAL CURRENCY)               CURRENCY   (LOCAL CURRENCY)         DATE   (U.S. DOLLARS)
   ------------------------------------------------------------------------------------------------------------------
   U.S. Dollar                     29,461,000     New Zealand Dollar         40,000,000      8/06/07   $    1,285,319
   U.S. Dollar                     15,000,000         Brazilian Real         30,735,000      8/07/07          852,484
   U.S. Dollar                     30,000,000            Indian Rupe      1,243,500,000      8/07/07          482,098
   U.S. Dollar                      3,000,000          Iceland Krona        196,470,000      8/07/07          128,702
   U.S. Dollar                     24,526,500      Australian Dollar         30,000,000      8/08/07          881,445
   U.S. Dollar                     30,000,000            Indian Rupe      1,237,800,000      8/08/07          340,574
   U.S. Dollar                     10,000,000          Iceland Krona        650,770,000      8/08/07          360,765
   U.S. Dollar                     32,831,300      Australian Dollar         40,000,000      8/09/07        1,044,966
   U.S. Dollar                      5,000,000         Columbian Peso     10,365,000,000      8/09/07          231,665
   U.S. Dollar                     10,000,000          Iceland Krona        648,150,000      8/09/07          316,589
   U.S. Dollar                      5,000,000          Iceland Krona        325,350,000      8/09/07          178,588
   U.S. Dollar                     22,005,150     New Zealand Dollar         30,000,000      8/09/07        1,048,863
   U.S. Dollar                     26,634,867          Iceland Krona      1,731,000,000      8/10/07          910,844
   U.S. Dollar                     20,000,000            Indian Rupe        823,400,000      8/10/07          180,535
   U.S. Dollar                      7,339,700     New Zealand Dollar         10,000,000      8/13/07          342,427
   U.S. Dollar                        266,788       New Turkish Lira            365,500      8/20/07            6,559
   U.S. Dollar                      7,000,000          Iceland Krona        450,870,000      8/22/07          154,282
   U.S. Dollar                      5,000,000     South African Rand         35,458,500      8/22/07          (16,290)
   U.S. Dollar                      2,000,000     South African Rand         14,199,400      8/22/07           (4,267)
   U.S. Dollar                      4,090,175      Australian Dollar          5,000,000      8/23/07          142,620
   U.S. Dollar                      8,699,040     New Zealand Dollar         12,000,000      8/23/07          511,890
   U.S. Dollar                     10,000,000         Israeli Shekel         39,844,000      8/28/07         (608,211)
   U.S. Dollar                     10,000,000         Israeli Shekel         40,170,000      8/29/07         (531,011)
   U.S. Dollar                      7,000,000         Brazilian Real         13,786,500      8/30/07           92,610
   U.S. Dollar                      3,608,200     New Zealand Dollar          5,000,000      9/04/07          225,968
   U.S. Dollar                     51,601,315         Brazilian Real        101,990,000      9/05/07          829,862
   U.S. Dollar                     50,450,567           Mexican Peso        545,300,000      9/06/07         (169,842)
   U.S. Dollar                      6,365,655           Mexican Peso         68,800,000      9/06/07          (21,782)
   U.S. Dollar                     53,810,299     South African Rand        388,413,500      9/06/07          673,595
   U.S. Dollar                     53,132,538     South African Rand        383,570,700      9/06/07          672,042
   U.S. Dollar                      4,799,967     South African Rand         34,640,500      9/06/07           59,157
   U.S. Dollar                     12,283,905       Hungarian Forint      2,290,334,000      9/07/07          209,886
   U.S. Dollar                     22,131,312         Pound Sterling         11,200,000      9/10/07          336,380
   U.S. Dollar                      7,570,980      Australian Dollar          9,000,000      9/13/07           43,415
   U.S. Dollar                      5,000,000       Hungarian Forint        955,850,000      9/13/07          212,492
   U.S. Dollar                      5,195,400     New Zealand Dollar          7,000,000      9/13/07          168,714
   U.S. Dollar                      5,000,000     South African Rand         36,721,000      9/13/07          146,195
   U.S. Dollar                      5,000,000         Brazilian Real          9,622,500      9/20/07          (62,515)
   U.S. Dollar                      5,000,000         Israeli Shekel         20,690,000      9/20/07         (118,998)
   U.S. Dollar                      5,000,000           Mexican Peso         54,162,500      9/20/07          (10,011)
   ------------------------------------------------------------------------------------------------------------------
                                                                                                       $   16,113,726
   ==================================================================================================================

        (1)      Ratings: Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by
                 Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
        (2)      Put Notional Amount is calculated by dividing the Call Notional Amount by the Strike
                 Price.
        CHF      Swiss Franc
        COP      Columbian Peso
        GBP      United Kingdom Pound Sterling
        HUF      Hungarian Forint
        JPY      Japanese Yen
        MXN      Mexican Peso
        NOK      Norwegian Krone
        TRY      New Turkish Lira
        USD      U.S. Dollar
         NA      Not applicable.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS & LIABILITIES June 30, 2007 (Unaudited)

                                                                                                GLOBAL     MULTI-CURRENCY
                                                                                            GOVERNMENT         SHORT-TERM
                                                                                              ENHANCED         GOVERNMENT
                                                                                           INCOME (JGG)       INCOME (JGT)
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $40,132,300 and $515,645,435, respectively)                    $41,278,117       $526,498,514
Short-term investments (at cost, which approximates value)                                 132,022,594        317,448,945
Cash                                                                                                --             17,805
Cash denominated in foreign currencies (cost $401,617 and $3,862, respectively)                404,414              3,916
Unrealized appreciation on forward foreign currency exchange contracts                         850,611         22,432,827
Unrealized appreciation on interest rate swaps                                               1,190,578                 --
Interest receivable                                                                          1,254,489            802,802
Other assets                                                                                     4,968                 --
-------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                          177,005,771        867,204,809
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Call swaptions written, at value (premiums received $571,847)                                 656,205                  --
Unrealized depreciation on forward foreign currency exchange contracts                        793,601           6,319,101
Unrealized depreciation on interest rate swaps                                              1,512,484                  --
Payables:
  Call swaptions exercised                                                                     14,810                  --
  Distributions                                                                                    --             811,800
Accrued expenses:
  Management fees                                                                             127,502             602,073
  Offering costs                                                                              308,303           1,117,302
  Other                                                                                        92,311             124,207
-------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                      3,505,216           8,974,483
-------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                $173,500,555       $858,230,326
-------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                                                           9,306,102         44,305,240
-------------------------------------------------------------------------------------------------------------------------
Net asset value per share outstanding                                                      $     18.64       $      19.37
-------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                           $    93,061       $    443,052
Paid-in surplus                                                                            177,296,396        844,669,731
Undistributed (Over-distribution of) net investment income                                  (4,691,162)       (14,526,573)
Accumulated net realized gain (loss) from investments and derivative transactions              (45,693)           653,248
Net unrealized appreciation (depreciation) of investments and derivative transactions          847,953         26,990,868
-------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                $173,500,555       $858,230,326
-------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS (Unaudited)

                                                                    GLOBAL     MULTI-CURRENCY
                                                                GOVERNMENT       SHORT-TERM
                                                                  ENHANCED       GOVERNMENT
                                                              INCOME (JGG)      INCOME (JGT)
                                                              ------------     ---------------
                                                                               FOR THE PERIOD
                                                                                   4/25/07
                                                                SIX MONTHS      (COMMENCEMENT
                                                                     ENDED     OF OPERATIONS)
                                                                   6/30/07     THROUGH 6/30/07
----------------------------------------------------------------------------------------------
INVESTMENT INCOME                                             $ 4,192,554       $   6,791,862
----------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                   781,413           1,197,461
Shareholders' servicing agent fees and expenses                        57                 284
Custodian's fees and expenses                                      49,828              30,359
Trustees' fees and expenses                                           379               6,557
Professional fees                                                     923              16,301
Shareholders' reports - printing and mailing expenses              17,052              52,313
Stock exchange listing fees                                         4,803                  --
Investor relations expense                                         15,778              30,297
Other expenses                                                      2,899               4,159
----------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                        873,132           1,337,731
  Custodian fee credit                                             (2,888)               (959)
----------------------------------------------------------------------------------------------
Net expenses                                                      870,244           1,336,772
----------------------------------------------------------------------------------------------
Net investment income                                           3,322,310           5,455,090
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                    (166,928)            (14,410)
  Foreign currencies                                              824,070             245,783
  Forwards                                                        166,168             421,875
  Swaps                                                          (673,889)                 --
  Call swaptions written                                        1,721,323                  --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                    (246,979)         10,853,079
  Foreign currencies                                               26,043              24,064
  Forwards                                                         62,500          16,113,726
  Swaps                                                        (4,973,317)                 --
  Call swaptions written                                         (323,035)                 --
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                        (3,584,044)         27,644,117
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations         $  (261,734)      $  33,099,207
----------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS (Unaudited)

                                                                                                                   MULTI-CURRENCY
                                                                                                                       SHORT-TERM
                                                                                       GLOBAL GOVERNMENT               GOVERNMENT
                                                                                   ENHANCED INCOME (JGG)             INCOME (JGT)
                                                                ----------------------------------------     --------------------
                                                                                          FOR THE PERIOD           FOR THE PERIOD
                                                                                                 6/27/06                  4/25/07
                                                                     SIX MONTHS            (COMMENCEMENT            (COMMENCEMENT
                                                                          ENDED           OF OPERATIONS)           OF OPERATIONS)
                                                                        6/30/07         THROUGH 12/31/06          THROUGH 6/30/07
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $   3,322,310      $         3,491,725      $          5,455,090
Net realized gain (loss) from:
  Investments                                                         (166,928)                  (1,262)                  (14,410)
  Foreign currencies                                                   824,070                  206,698                   245,783
  Forwards                                                             166,168                  117,750                   421,875
  Swaps                                                               (673,889)                 708,315                        --
  Call swaptions written                                             1,721,323                 (670,616)                       --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                         (246,979)               1,392,796                10,853,079
  Foreign currencies                                                    26,043                   25,347                    24,064
  Forwards                                                              62,500                   (5,490)               16,113,726
  Swaps                                                             (4,973,317)               4,651,411                        --
  Call swaptions written                                              (323,035)                 238,677                        --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 (261,734)              10,155,351                33,099,207
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income                         (7,530,766)                      --               (19,981,663)
From net investment income                                                  --               (6,251,758)                       --
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from distributions to
  shareholders                                                      (7,530,766)              (6,251,758)              (19,981,663)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares, net of offering costs                         --              176,305,000               845,012,698
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                        699,912                  284,466                        --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                         699,912              176,589,466               845,012,698
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               (7,092,588)             180,493,059               858,130,242
Net assets at the beginning of period                              180,593,143                  100,084                   100,084
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                  $ 173,500,555      $       180,593,143      $        858,230,326
=================================================================================================================================
Undistributed (Over-distribution of) net investment income
  at the end of period                                           $  (4,691,162)     $          (482,706)     $        (14,526,573)
=================================================================================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Prior to the commencement of operations, each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 per Fund by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the recording of the organization expenses ($10,000 for Global Government Enhanced Income (JGG) and $11,000 for Multi-Currency Short-Term Government Income (JGT)) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Global Government Enhanced Income's (JGG) primary investment objective is to provide a high level of current income and gains. The Fund's secondary investment objective is to seek capital preservation. The Fund intends to pursue its investment objectives primarily by investing in global government debt securities directly, or indirectly by investing in debt related derivative instruments. In addition, the Fund will employ an option strategy and a currency strategy.

Multi-Currency Short-Term Government Income's (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund seeks to achieve its investment objective by investing directly in short-term international (non-U.S.) government securities and indirectly in short-term international (non-U.S.) government securities through the purchase of forward currency contracts and other derivative instruments relating to such short-term international government securities.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of fixed-income securities and derivative instruments are generally provided by an independent pricing service approved by each Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for a fixed-income or derivative investment the Funds may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2007, the Funds had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

Each Fund is a separate tax payer for Federal income tax purposes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Funds realize net capital gains, the Funds may choose to distribute all or a portion of their net capital gains to shareholders, or alternatively, to retain all or a portion of their net capital gains and pay Federal corporate income taxes on such retained gains.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Each Fund intends to make quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by each Fund's Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by Global Government Enhanced Income
(JGG) during the fiscal year ended December 31, 2006, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2007, are provisionally classified as being "From and in excess of net investment income", and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2007, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2007, reflect an over-distribution of net investment income.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $10,000 for Global Government Enhanced Income (JGG) and $11,000 for Multi-Currency Short-Term Government Income (JGT)) and pay all offering costs (other than the sales load) that exceed $.04 per share for each of the Funds. Global Government Enhanced Income's (JGG) and Multi-Currency Short-Term Government Income's (JGT) share of offering costs ($370,000 and $1,117,302, respectively) were recorded as reductions of the proceeds from the sales of shares.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that a Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) in the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Interest Rate Swap Contracts

The Funds are authorized to enter into interest rate swap contracts consistent with their investment objectives and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds' portfolio may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal.

Interest rate swap contracts are valued daily. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Income received or paid by the Funds on a interest rate swap contract is reported as a realized gain or loss on the Statement of Operations. Additionally, realized gains or losses are recorded upon the termination of a interest rate swap contract and are equal to the difference between the Funds' basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Notional principal amounts are used to express the extent of involvement in these transactions, reducing the amounts potentially subject to counterparty credit risk.

Entering into interest rate swap contracts involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that there may be unfavorable changes in interest rates, and default by the counterparty on its obligation to perform or disagree as to the meaning of the contractual terms in the contracts. If there is a default by the counterparty to an interest rate swap contract, the Fund will be limited to contractual remedies pursuant to the contracts related to the transaction. There is no assurance that the counterparty to an interest rate swap will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the interest rate swap contracts. The creditworthiness of the counterparty to an interest rate swap is closely monitored in order to minimize this risk. Multi-Currency Short-Term Government Income (JGT) did not enter into any interest rate swap contracts during the period April 25, 2007 (commencement of operations) through June 30, 2007.

Options Transactions

Each Fund is authorized to purchase put options and write (sell) call options on securities, swaps or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. When a Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of a call option, bears the risk of an unfavorable change in the market value of the security, swap or currency underlying the written option. Multi-Currency Short-Term Government Income (JGT) did not enter into any option transactions during the period April 25, 2007 (commencement of operations) through June 30, 2007.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changers for any days on which the Funds overdraw their account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Fund shares were as follows:

                                                                                                               MULTI-CURRENCY
                                                                                                                   SHORT-TERM
                                                                                                                   GOVERNMENT
                                                                       GLOBAL GOVERNMENT ENHANCED                      INCOME
                                                                              INCOME (JGG)                              (JGT)
                                                                 --------------------------------------      ----------------
                                                                                        FOR THE PERIOD        FOR THE PERIOD
                                                                                           6/27/06               4/25/07
                                                                                        (COMMENCEMENT         (COMMENCEMENT
                                                                       SIX MONTHS       OF OPERATIONS)        OF OPERATIONS)
                                                                    ENDED 6/30/07      THROUGH 12/31/06      THROUGH 6/30/07
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                    --             9,250,000            44,300,000
Shares issued to shareholders due to reinvestment of distributions         36,300                14,562                    --
-----------------------------------------------------------------------------------------------------------------------------
                                                                           36,300             9,264,562            44,300,000
-----------------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (excluding put options and put swaptions, call swaptions written, short-term investments and derivative transactions) for the six months ended June 30, 2007, were as follows:

                                                                            GLOBAL        MULTI-CURRENCY
                                                                        GOVERNMENT            SHORT-TERM
                                                                          ENHANCED            GOVERNMENT
                                                                            INCOME                INCOME
                                                                             (JGG)                (JGT)*
--------------------------------------------------------------------------------------------------------
Purchases                                                         $     8,126,598       $    615,041,916
Sales                                                                   5,317,881             20,178,267
--------------------------------------------------------------------------------------------------------

* For the period April 25, 2007 (commencement of operations) through June 30, 2007.

Transactions in call swaptions written for Global Government Enhanced Income
(JGG) for the six months ended June 30, 2007, were as follows:

                                                                        GLOBAL GOVERNMENT ENHANCED
                                                                               INCOME (JGG)
                                                                  --------------------------------------
                                                                         NUMBER OF              PREMIUMS
                                                                         CONTRACTS              RECEIVED
--------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                                    2,656,000,000       $        440,905
Call swaptions written                                              4,395,000,000              2,853,543
Call swaptions terminated in closing purchase transactions         (1,097,000,000)              (762,103)
Call swaptions expired                                             (4,951,500,000)            (1,960,498)
--------------------------------------------------------------------------------------------------------
Outstanding, end of period                                          1,002,500,000       $        571,847
--------------------------------------------------------------------------------------------------------

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to amortization of premium and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2007, the cost of investments (excluding call swaptions written) was as follows:

                                                                            GLOBAL        MULTI-CURRENCY
                                                                        GOVERNMENT            SHORT-TERM
                                                                          ENHANCED            GOVERNMENT
                                                                            INCOME                INCOME
                                                                             (JGG)                 (JGT)
--------------------------------------------------------------------------------------------------------
Cost of investments                                                  $172,581,011           $833,149,481
--------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call swaptions written) at June 30, 2007, were as follows:

                                                                            GLOBAL        MULTI-CURRENCY
                                                                        GOVERNMENT            SHORT-TERM
                                                                          ENHANCED            GOVERNMENT
                                                                            INCOME                INCOME
                                                                             (JGG)                 (JGT)
--------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                         $1,198,856            $11,634,146
  Depreciation                                                           (479,156)              (836,168)
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                $719,700            $10,797,978
--------------------------------------------------------------------------------------------------------

The tax components of Global Government Enhanced Income's (JGG) undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Fund's last tax year end, were as follows:

                                                                            GLOBAL
                                                                        GOVERNMENT
                                                                          ENHANCED
                                                                            INCOME
                                                                             (JGG)
----------------------------------------------------------------------------------
Undistributed net ordinary income *                                       $296,450
Undistributed net long-term capital gains                                       --
----------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

The tax character of Global Government Enhanced Income's (JGG) distributions paid during the period June 27, 2006 (commencement of operations) through December 31, 2006, Fund's last tax year end, was designated for purposes of the dividends paid deduction as follows:

                                                                            GLOBAL
                                                                        GOVERNMENT
                                                                          ENHANCED
                                                                            INCOME
                                                                             (JGG)
----------------------------------------------------------------------------------
Distributions from net ordinary income *                                $6,251,758
Distributions from net long-term capital gains                                  --
----------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At December 31, 2006, the Fund's last tax year end, Global Government Enhanced Income (JGG) had an unused capital loss carryforward of $1,262 available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire in 2014.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .7000%
For the next $500 million                                                                                   .6750
For the next $500 million                                                                                   .6500
For the next $500 million                                                                                   .6250
For Managed Assets over $2 billion                                                                          .6000
-----------------------------------------------------------------------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of June 30, 2007, the complex level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)                       EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds. One important implication of this is that the Funds will not be able to buy or sell securities to or from Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds' financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of June 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

             Financial

             HIGHLIGHTS

           Financial

           HIGHLIGHTS (Unaudited)
         Selected data for a share outstanding throughout each period:

                                                        Investment Operations               Less Distributions
                                                  ---------------------------------   ------------------------------
                                                                       Net
                                      Beginning          Net     Realized/                   Net
                                      Net Asset   Investment    Unrealized            Investment    Capital            Offering
                                          Value    Income(a)   Gain (Loss)    Total       Income      Gains    Total      Costs
-------------------------------------------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT ENHANCED INCOME (JGG)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended:
2007(d)                                  $19.48         $.36        $ (.39)  $ (.03)      $ (.81)***    $ --  $ (.81)      $ --
2006(b)                                   19.10          .38           .72     1.10         (.68)        --     (.68)      (.04)
MULTI-CURRENCY SHORT-TERM GOVERNMENT INCOME
  (JGT)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended:
2007(c)                                   19.10          .13           .65      .78         (.48)***      --    (.48)      (.03)
-------------------------------------------------------------------------------------------------------------------------------


                                        Ending     Ending
                                     Net Asset     Market
                                         Value      Value
-------------------------------------------------------------------------------------------------------
GLOBAL GOVERNMENT ENHANCED INCOME (
-----------------------------------------------------------------------------------------------------------------
Year Ended:
2007(d)                                 $18.64     $18.67
2006(b)                                  19.48      20.40
MULTI-CURRENCY SHORT-TERM GOVERNMEN
  (JGT)
---------------------------------------------------------------------------------------------------------------------------
Year Ended:
2007(c)                                  19.37      19.30
-------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
*** Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2007.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period June 27, 2006 (commencement of operations) through December 31, 2006.
(c) For the period April 25, 2007 (commencement of operations) through June 30, 2007.
(d)   For the six months ended June 30, 2007.

                                                           Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets    Ratios to Average Net Assets
        Total Returns                             Before Credit                   After Credit
     -------------------                  -----------------------------   -----------------------------
       Based
          on    Based on                                            Net                             Net   Portfolio
      Market   Net Asset     Ending Net                      Investment                      Investment    Turnover
     Value**     Value**   Assets (000)       Expenses           Income       Expenses           Income        Rate
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
      (4.51)%       (.10)%     $173,501          .99%*           3.75%*          .98%*           3.76%*         13%
       5.55         5.56        180,593         1.07*            3.79*          1.06*            3.79*          --
-------------------------------------------------------------------------------------------------------------------
      (1.25)        3.77        858,230          .92*            3.74*           .92*            3.74*           4
-------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Annual Investment

Management Agreement
          APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve or continue the advisory arrangements. At a meeting held on May 11, 2006 (the "May 2006 Meeting"), the Board Members of the Nuveen Global Government Enhanced Income Fund, including the Independent Board Members, unanimously approved the Investment Management Agreement (the "Nuveen Global Investment Management Agreement") between such Fund and Nuveen Asset Management ("NAM"), and at the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members, including the Independent Board Members, unanimously approved the continuance of the Nuveen Global Investment Management Agreement.

At a meeting held on February 25, 2007 (the "February 2007 Meeting"), the Board Members of the Nuveen Multi-Currency Short-Term Government Income Fund, including the Independent Board Members, unanimously approved the Investment Management Agreement between such Fund and NAM. With respect to each of the Funds, NAM is the "Fund Adviser." The May 2006 Meeting and the February 2007 Meeting are each an "Initial Approval Meeting." Each Fund is sometimes referred to herein as a "New Fund." The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the Initial Approval Meetings and the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the "1940 Act") provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM, on behalf of each Fund, to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

As NAM serves as adviser to other Nuveen funds, the Board Members already have a good understanding of the organization, operations and personnel of NAM. At the May Meeting, many of the investment management contracts with other Nuveen funds advised by NAM ("Existing Funds"), in addition to the Nuveen Global Investment Management Agreement, were subject to their annual review. Although the Original Investment Management Agreement with the Nuveen Multi-Currency Short-Term Government Income Fund was recently initially approved and therefore not subject to the annual review at the May Meeting, the information provided and considerations made regarding NAM at the annual review as well as the initial approval continue to be relevant with respect to the evaluation of the New Investment Management Agreements. The Board therefore considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review of NAM (to the extent applicable) and the initial review, and the analysis undertaken and the conclusions reached by Board Members when determining to approve or continue the Original Investment Management Agreements.

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

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Nuveen funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, as noted, because NAM already serves as adviser for other Nuveen funds, the information provided regarding the Fund Adviser at the annual review at the May Meeting supplemented the information received at the initial approvals.

In preparation for their consideration of NAM at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

- the nature, extent and quality of services provided by the Fund Adviser;

- the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

- each Existing Fund's past performance as well as the Existing Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

- the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

- the expenses of the Fund Adviser in providing the various services;

- the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Existing Fund (as applicable);

- the advisory fees the Fund Adviser assesses to other types of investment products or clients;

- the soft dollar practices of the Fund Adviser, if any; and

- from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meetings, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of the Fund Adviser (including the responsibilities of various departments and key personnel); the expertise and background of the Fund Adviser; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the respective New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of the Fund Adviser. However, unlike Existing Funds, the New Funds did not have actual past performance at the time of approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting and applicable Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each New Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those

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Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Nuveen funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of NAM, its services and the Nuveen funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the approval of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of the Fund Adviser's services. The Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the other Nuveen funds and working with NAM on matters relating to the Nuveen funds.

At the May Meeting, the Board Members also recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment processes. With respect to the taxable fixed income funds advised by NAM (e.g., the Funds), the Board Members also considered the depth of experience of NAM personnel managing this type of fund and their respective investment strategies.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

- product management;

- fund administration;

- oversight by shareholder services and other fund service providers;

- administration of Board relations;

- regulatory and portfolio compliance; and

- legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM's compliance team. The Board Members further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

- maintaining shareholder communications;

- providing advertising for the Nuveen closed-end funds;

- maintaining its closed-end fund website;

- maintaining continual contact with financial advisers;
- providing educational symposia;

- conducting research with investors and financial analysis regarding closed-end funds; and

- evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

- maintaining an in-house trading desk;

- maintaining a product manager for the Preferred Shares;

- developing distribution for Preferred Shares with new market participants;

- maintaining an orderly auction process;

- managing leverage and risk management of leverage; and

- maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement, as applicable, were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE NEW FUNDS AND THE FUND ADVISER

The New Funds did not have their own performance history at their Initial Approval Meetings. However, the Board Members received certain simulated performance information regarding the proposed investment strategies for the New Funds (if available). In addition, the Board Members were familiar with NAM's performance record on the Existing Funds. Subsequent to the Initial Approval Meetings, the Board received updated performance information at each of its quarterly meetings. At the May Meeting, the Board noted that the Nuveen Global Government Enhanced Income Fund is a relatively new Fund with a performance history that is too short for a meaningful assessment of performance.

C. FEES, EXPENSES AND PROFITABILITY
   1. Fees and Expenses

  With respect to the New Funds, at the Initial Approval Meetings, the Board considered each New Fund's proposed management fee structure, its sub-advisory fee arrangements and expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). The Board Members also considered the applicable fund-level breakpoint schedule and complex-wide breakpoint schedule. In addition, the Board received information regarding the New Funds' expense ratios at each of its quarterly meetings. Based on their review of the overall fee arrangements of the New Funds, the Board Members determined that the advisory fees and expenses of the New Funds were reasonable.

  2. Comparisons with the Fees of Other Clients

  Due to their experience with other Nuveen funds, the Board Members are familiar with fees assessed to other clients of Nuveen or its affiliates. At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM's separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Nuveen funds (including the New Funds). The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Nuveen funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Nuveen funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

  in the products, particularly the extensive services provided to the Nuveen funds, the Board Members believe such facts justify the different levels of fees.

  3. Profitability of the Fund Adviser

  In conjunction with its review of fees at the May Meeting, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members considered Nuveen's profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

  In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to the Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the New Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement at the annual review, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D -- "Approval of the New Investment Management Agreements -- Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with a Fund. In this regard, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by the Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to initially approve or continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management are fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements be approved or renewed (as applicable).

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

- the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

- the strategic plan for Nuveen following the Transaction;

- the governance structure for Nuveen following the Transaction;

- any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

- any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

- any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

- any benefits or undue burdens imposed on the Funds as a result of the Transaction;

- any legal issues for the Funds as a result of the Transaction;

- the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

- any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

- the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

- from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had initially approved the Original Investment Management Agreements for the New Funds and approved the continuance of the Nuveen Global Investment Management Agreement and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Adviser and considered the information received and their evaluations and conclusions drawn at the reviews. While the

Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Advisory Agreements are the same as the corresponding original agreements. The Board Members further noted that key personnel of the Fund Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Fund Adviser is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual and/or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

As New Funds, the Funds did not have their own performance history at their respective Initial Approval Meetings. However, in certain cases, the Board Members received simulated performance information regarding the proposed investment strategies for the New Funds (if available). The Board Members noted that the New Funds have only been operating for a short period since their inception. In this regard, with respect to the annual review at the May Meeting for the Nuveen Global Government Enhanced Income Fund, the Board Members noted such Fund had a performance history that is too short for a meaningful assessment of performance. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the prior reviews, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the prior reviews, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components -- a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual or initial review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Adviser are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

- Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser and

Annual Investment
Management Agreement
             APPROVAL PROCESS (continued)

  (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and
  (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

- The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

- The reputation, financial strength and resources of MDP.

- The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

- The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

- The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

                                                                        NOTES

                                                                        NOTES

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
PriceWaterhouseCoopers LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs. Managing $172 billion in assets, as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     ESA-G-0607D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

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
ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Currency Short-Term Government Income Fund

By (Signature and Title)*   /s/ Kevin J. McCarthy
                            ---------------------------------------
                            Kevin J. McCarthy
                            Vice President and Secretary

Date: September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: September 6, 2007

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: September 6, 2007

* Print the name and title of each signing officer under his or her signature.